STATEMENT OF ADDITIONAL INFORMATION SUPPLEMENT

NORTHERN INSTITUTIONAL FUNDS

Supplement dated October 19, 2007 to Statement of Additional Information dated April 1, 2007

This Supplement supersedes and replaces the supplement dated October 12, 2007.

The following paragraph is added to page 15:

Mr. Cline, Chairman of the Board of Northern Institutional Funds, will retire from the Board pursuant to the retirement provisions of Northern Institutional Funds’ by-laws as of December 31, 2007. As of January 1, 2008, Mr. Strubel will become Chairman of the Board of Northern Institutional Funds.

The information with regard to Mr. Stuart Schuldt on page 18 is removed and replaced with the following:

OFFICERS OF THE TRUST

NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
Randal Rein Age: 37 50 South LaSalle Street Chicago, IL 60603 Assistant Treasurer since 2007

Vice President of Fund Administration of The Northern Trust Company since 2007;

Second Vice President of Fund Administration of The Northern Trust Company from

2002 to 2007; Manager of Fund Administration of The Northern Trust Company from

2001 to 2002.

Effective November 1, 2007, the fifth paragraph on page 26 is replaced with the following:

Subject to the limitations described below, as compensation for their administrative services and the assumption of related expenses, the Co-Administrators are entitled to a Co-Administration fee from the Portfolio, computed daily and payable monthly, at an annual rate of 0.10% of the average daily net assets of the Portfolio. The Co-Administrators also are entitled to additional fees for special legal services. NTI, as a Co-Administrator, has agreed to reimburse the Portfolio for its expenses (including fees payable to NTI, but excluding management fees, transfer agency fees, service agent fees, taxes, interest and other extraordinary expenses) (“Other Operating Expenses”) that exceed on an annualized basis 0.10% of the Portfolio’s average daily net assets. In addition, NTI as a Co-Administrator has voluntarily agreed to reimburse an additional 0.05% of the Prime Obligations Portfolio’s Other Operating Expenses.